United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 18, 2009

Prospect Medical Holdings, Inc.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-32203	33-0564370
(Commission File Number)	(IRS Employer Identification No.)

10780 Santa Monica Blvd., Suite 400
Los Angeles, California	90025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (310) 943-4500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.                   Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Beginning on September 30, 2009, the common stock, par value $0.01 per share, of Prospect Medical Holdings, Inc. (the “Company”) is scheduled to commence listing on NASDAQ Global Market (“NASDAQ”) and will voluntarily cease trading on the NYSE Amex.  On September 18, 2009, the Company’s common stock was approved for listing on NASDAQ, where it will continue to trade under the symbol “PZZ”.

Additional information is provided in the Company’s press release that is filed as an exhibit to this Form 8-K.

Item 9.01.                   Financial Statements and Exhibits

(d)                                    Exhibits

The following exhibit is filed with this Form 8-K:

Exhibit No.	Description

99.1	Press Release of Prospect Medical Holdings, Inc., dated September 21, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROSPECT MEDICAL HOLDINGS, INC.

Dated: September 21, 2009	By:	/s/ Mike Heather
Mike Heather, Chief Financial Officer